UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2023

Commission File Number: 000-56047

ADM Endeavors, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	45-0459323
(State of incorporation)	(IRS Employer ID Number)

5941 Posey Lane

Haltom City, TX 76117

(Address of principal executive offices)

(817) 840-6271

Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2023, Just Right Products, Inc. (“Just Right Products”), the wholly-owned Texas subsidiary of the registrant, ADM Endeavors, Inc., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Innovative Impressions, Inc., a Texas corporation (the “Seller”), pursuant to which Just Right Products acquired (the “Acquisition”) embroidery equipment, inventory, and related assets (the “Assets”), from the Seller for a $200,000 purchase price, to be paid by the issuance by Just Right Products of a $200,000 secured promissory note to the Seller or its nominee (the “Note”).

On April 27, 2023, the Acquisition closed, Just Right Products issued the Note to the Seller’s principal, Robert Breese, Just Right Products entered into a Pledge and Security Agreement with Mr. Breese (the “Security Agreement”), and the parties agreed that the Acquisition would be considered effective as of May 1, 2023. The Note does not bear interest except upon default, and it is payable in 24 equal consecutive monthly installments of $8,333.33 beginning May 1, 2023, with the final payment due on April 1, 2025. Pursuant to the Security Agreement, Just Right Products’ payment obligations under the Note are secured by a security interest in the Assets granted to Mr. Breese.

On April 27, 2023, Just Right Products also entered into an Independent Consulting Agreement with Mr. Breese, pursuant to which (i) Mr. Breese will provide embroidery industry consulting and sales services to the company for an initial term of two years, and (ii) Mr. Breese will be paid 20% sales commissions and $100,000 of Company stock, valued as of May 1, 2023 (with such valuation date orally agreed to by the parties).

The foregoing descriptions of the Purchase Agreement, Note, Security Agreement and Independent Consulting Agreement are qualified by reference to the full text of those agreements, which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 above is incorporated by reference in this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated April 27, 2023, by Just Right Products, Inc., and Innovative Impressions, Inc.
10.2	Promissory Note, dated April 27, 2023, by Just Right Products, Inc., in favor of Robert Breese
10.3	Pledge and Security Agreement, dated April 27, 2023, by Just Right Products, Inc., and Robert Breese
10.4	Independent Consulting Agreement, dated April 27, 2023, by Just Right Products, Inc., and Robert Breese
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Endeavors, Inc.

Date: April 27, 2023	By:	/s/ Marc Johnson
Marc Johnson
Chief Executive Officer